Financial Supplement
2012 Second Quarter Report

Corporate Headquarters	FBL Financial Group, Inc.
5400 University Avenue
West Des Moines, Iowa 50266-5997
(515) 225-5400
Financial Inquiries	For more information contact:
Jim Brannen
Chief Executive Officer and Chief Financial Officer
Jim.Brannen@FBLFinancial.com
(515) 225-5631

Don Seibel
Vice President - Finance
Don.Seibel@FBLFinancial.com
(515) 226-6399

Kathleen Till Stange
Investor Relations Vice President
Kathleen.TillStange@FBLFinancial.com
(515) 226-6780
Internet Information	FBL Financial Group, Inc.
www.fblfinancial.com
Stock Symbol	NYSE: FFG
Transfer Agent	Computershare/BNY Mellon
c/o Computershare/BNY Mellon Shareowner Services
Shareholder Relations Department
P.O. Box 358015
Jersey City, NJ 07310-1900
www.bnymellon.com/shareowner

NOTE 1: Effective January 1, 2012, we retrospectively adopted new accounting guidance related to accounting for costs associated with acquiring or renewing insurance contracts. All periods herein reflect the impact of this adoption.

NOTE 2: On December 30, 2011, we sold our wholly owned subsidiary, EquiTrust Life Insurance Company (EquiTrust Life). While we sold our entire equity interest in EquiTrust Life, another subsidiary, Farm Bureau Life Insurance Company is reinsuring a limited portion of the EquiTrust Life business related to variable universal life and variable annuity products distributed through various unaffiliated third parties, as well as a small amount of fixed life and annuity products.

In accordance with mandatory redemption provisions of the underlying notes, we redeemed $225.0 million of our long-term debt. Redemptions include $50.0 million of our senior notes with affiliates on December 30, 2011 and our $175.0 million public senior notes on January 30, 2012. In addition, we began repurchasing stock in the fourth quarter of 2011 under a stock repurchase plan approved by the Board of Directors.

Additional information regarding the impact of adopting the new accounting guidance, the sale of EquiTrust Life and our capital management initiatives can be found in our filings with the SEC.

NOTE 3: In addition to net income (loss), we have consistently used operating income (loss), a non-GAAP financial measure common in the life insurance industry, as a primary economic measure to evaluate our financial performance. Operating income (loss) for the periods presented equals net income (loss) adjusted to eliminate the impact of realized gains and losses on investments, changes in net unrealized gains and losses on derivatives, discontinued operations and loss on debt redemption associated with disposed operations.

We use operating income, in addition to net income (loss), to measure our performance since realized gains and losses on investments and the change in net unrealized gains and losses on derivatives can fluctuate greatly from quarter to quarter. Also, the discontinued operations and loss on debt redemption are nonrecurring items. These fluctuations make it difficult to analyze core operating trends. A view of our operating performance without the impact of these mismatches and nonrecurring items enhances the analysis of our results. We use operating income for goal setting, determining short-term incentive compensation and evaluating performance on a basis comparable to that used by many in the investment community.

NOTE 4: Certain financial information presented herein may not add due to rounding.

FBL Financial Group, Inc.
Consolidated Balance Sheets (Unaudited)
(Dollars in thousands)

	June 30, 2012	December 31, 2011
Assets
Investments:
Fixed maturities - available for sale, at fair value (amortized cost: 2012 - $5,506,440; 2011 - $5,189,994)	$6,015,884	$5,570,550
Equity securities - available for sale, at fair value (cost: 2012 - $67,437; 2011 - $55,697)	69,541	57,432
Mortgage loans	545,951	552,359
Real estate	4,672	2,541
Policy loans	175,200	172,368
Short-term investments	28,697	41,756
Other investments	337	189
Total investments	6,840,282	6,397,195

Cash and cash equivalents	168,688	296,339
Restricted debt defeasance trust assets	—	211,627
Securities and indebtedness of related parties	81,299	64,516
Accrued investment income	68,959	67,200
Amounts receivable from affiliates	2,806	3,942
Reinsurance recoverable	95,987	94,685
Deferred acquisition costs	226,180	260,256
Value of insurance in force acquired	21,828	25,781
Current income taxes recoverable	5,481	16,334
Other assets	62,954	67,590
Assets held in separate accounts	617,538	603,903

Total assets	$8,192,002	$8,109,368

FBL Financial Group, Inc.
Consolidated Balance Sheets (Continued)
(Dollars in thousands)

	June 30, 2012	December 31, 2011
Liabilities and stockholders' equity
Liabilities:
Future policy benefits:
Interest sensitive products	$3,986,542	$3,744,857
Traditional life insurance and accident and health products	1,432,989	1,401,995
Other policy claims and benefits	35,521	40,488
Supplementary contracts without life contingencies	361,733	359,663
Advance premiums and other deposits	221,856	211,573
Amounts payable to affiliates	163	713
Short-term debt payable to non-affiliates	—	174,258
Long-term debt payable to affiliates	49,973	49,968
Long-term debt payable to non-affiliates	97,000	97,000
Deferred income taxes	132,637	100,341
Other liabilities	97,261	122,180
Liabilities related to separate accounts	617,538	603,903
Total liabilities	7,033,213	6,906,939

Stockholders' equity:
FBL Financial Group, Inc. stockholders' equity:
Preferred stock, without par value, at liquidation value - authorized 10,000,000 shares, issued and outstanding 5,000,000 Series B shares	3,000	3,000
Class A common stock, without par value - authorized 88,500,000 shares, issued and outstanding 25,559,881 shares in 2012 and 29,457,644 shares in 2011	118,060	129,684
Class B common stock, without par value - authorized 1,500,000 shares, issued and outstanding 1,192,990 shares	7,522	7,522
Accumulated other comprehensive income	233,110	177,845
Retained earnings	797,100	884,263
Total FBL Financial Group, Inc. stockholders' equity	1,158,792	1,202,314
Noncontrolling interest	(3)	115
Total stockholders' equity	1,158,789	1,202,429
Total liabilities and stockholders' equity	$8,192,002	$8,109,368

FBL Financial Group, Inc.
Consolidated Statements of Comprehensive Income (Unaudited)
(Dollars in thousands, except per share data)

	Three months ended June 30,		Six months ended June 30,
	2012	2011	2012	2011
Revenues:
Interest sensitive product charges	$24,190	$24,046	$49,422	$48,175
Traditional life insurance premiums	45,908	44,139	89,031	85,526
Net investment income	89,423	88,066	176,311	171,851
Net realized capital gains on sales of investments	4,411	2,071	5,290	4,331

Total other-than-temporary impairment losses	(3,679)	(7,192)	(14,980)	(12,919)
Non-credit portion in other comprehensive income	—	5,111	9,779	8,686
Net impairment losses recognized in earnings	(3,679)	(2,081)	(5,201)	(4,233)
Other income	5,729	3,980	10,734	8,979
Total revenues	165,982	160,221	325,587	314,629

Benefits and expenses:
Interest sensitive product benefits	49,328	48,220	98,410	94,841
Traditional life insurance benefits	40,341	37,717	79,452	74,315
Policyholder dividends	3,370	4,356	7,614	8,656
Underwriting, acquisition and insurance expenses	34,374	27,252	67,101	60,503
Interest expense	1,983	2,153	3,965	4,541
Loss on debt redemption	—	—	33	—
Other expenses	6,683	6,001	12,473	10,882
Total benefits and expenses	136,079	125,699	269,048	253,738
	29,903	34,522	56,539	60,891
Income taxes	(10,256)	(10,355)	(19,014)	(18,673)
Equity income, net of related income taxes	630	57	2,251	788
Net income from continuing operations	20,277	24,224	39,776	43,006
Discontinued operations:
Loss on sale of subsidiary	—	—	(2,252)	—
Income (loss) from discontinued operations, net of tax	(84)	11,997	(764)	18,264
Total income (loss) from discontinued operations			(3,016)	18,264
Net income	20,193	36,221	36,760	61,270
Net loss attributable to noncontrolling interest	98	18	118	20
Net income attributable to FBL Financial Group, Inc.	$20,291	$36,239	$36,878	$61,290

Comprehensive income	$72,464	$87,872	$92,025	$129,667

Earnings per common share:
Income from continuing operations	$0.74	$0.79	$1.37	$1.40
Income (loss) from discontinued operations	—	0.39	(0.10)	0.60
Earnings per common share	$0.74	$1.18	$1.27	$2.00
Earnings per common share - assuming dilution:
Income from continuing operations	$0.73	$0.78	$1.35	$1.38
Income (loss) from discontinued operations	—	0.38	(0.10)	0.58
Earnings per common share - assuming dilution	$0.73	$1.16	$1.25	$1.96

Cash dividends per common share	$0.1000	$0.0625	$0.2000	$0.1250

FBL Financial Group, Inc.
Consolidated Statements of Operating Income
(Dollars in thousands, except per share data)

	Q2 2011	Q3 2011	Q4 2011	Q1 2012	Q2 2012
Operating revenues:
Interest sensitive product charges	$24,053	$24,792	$24,136	$25,139	$24,292
Traditional life insurance premiums	44,139	40,342	42,651	43,123	45,908
Net investment income	86,685	85,987	86,485	86,412	89,389
Other income	3,980	4,856	3,866	5,005	5,729
Total operating revenues	158,857	155,977	157,138	159,679	165,318

Benefits and expenses:
Interest sensitive product benefits	48,261	49,369	47,765	49,079	49,271
Traditional life insurance benefits	37,717	35,598	39,053	39,319	40,140
Policyholder dividends	4,356	4,109	4,265	4,244	3,370
Underwriting, acquisition and insurance expenses:
Commission expense, net of deferrals	6,596	5,150	5,844	5,699	6,129
Amortization of deferred acquisition costs	7,980	11,452	7,115	7,486	7,923
Amortization of value of insurance in force acquired	(6,172)	1,405	(297)	687	1,521
Other underwriting expenses	18,727	17,885	19,638	18,147	19,099
Total underwriting, acquisition and insurance expenses	27,131	35,892	32,300	32,019	34,672
Interest expense	2,153	1,983	2,008	1,982	1,983
Other expenses	6,001	4,886	4,884	5,790	6,683
Total benefits and expenses	125,619	131,837	130,275	132,433	136,119
	33,238	24,140	26,863	27,246	29,199
Income taxes	(9,907)	(8,122)	(6,766)	(8,971)	(10,010)
Net loss (income) attributable to noncontrolling interest	18	1	(27)	20	98
Equity income, net of related income taxes	57	231	265	1,621	630
Operating income	23,406	16,250	20,335	19,916	19,917

Realized gains/losses on investments, net of offsets	111	(820)	(5,031)	(249)	222
Change in net unrealized gains/losses on derivatives, net of offsets	725	285	(281)	(126)	236
Net impact of discontinued operations	11,997	11,354	(41,079)	(2,932)	(84)
Loss on debt redemption	—	—	(21,564)	(22)	—
Net income (loss) attributable to FBL Financial Group, Inc.	$36,239	$27,069	$(47,620)	$16,587	$20,291

Operating income per common share - assuming dilution	$0.75	$0.52	$0.65	$0.64	$0.72
Earnings (loss) per common share - assuming dilution	$1.16	$0.86	$(1.55)	$0.53	$0.73

Weighted average common shares outstanding (in thousands):
Basic	30,733	30,803	30,746	30,527	27,437
Effect of dilutive securities	474	463	509	479	267
Diluted	31,207	31,266	31,255	31,006	27,704

Operating return on equity, excluding AOCI - last twelve months (1)	11.5%	10.7%	7.6%	7.8%	7.6%
Operating return on equity, including AOCI - last twelve months (1)	10.8%	9.8%	6.8%	6.8%	6.4%

(1)	Return on equity has not been restated to reflect the impact of discontinued operations or the retrospective adoption of new accounting guidance for periods prior to Q4 2011.

FBL Financial Group, Inc.
Segment Information

We analyze operations by reviewing financial information regarding our primary products that are aggregated into the Annuity and Life Insurance product segments. In addition, our Corporate and Other segment includes various support operations, corporate capital and other product lines that are not currently underwritten by the Company.

The Annuity segment primarily consists of fixed rate annuities and supplementary contracts (some of which involve life contingencies). Fixed rate annuities provide for tax-deferred savings and supplementary contracts provide for the systematic repayment of funds that accumulate interest. Fixed rate annuities consist primarily of flexible premium deferred annuities, but also include single premium deferred and immediate contracts. With fixed rate annuities, we bear the underlying investment risk and credit interest to the contracts at rates we determine, subject to interest rate guarantees.

The Life Insurance segment consists of whole life, term life and universal life policies. These policies provide benefits upon the death of the insured and may also allow the customer to build cash value on a tax-deferred basis.

The Corporate and Other segment consists of the following corporate items and products/services that do not meet the quantitative threshold for separate segment reporting:

•	investments and related investment income not specifically allocated to our product segments;
•	interest expense;
•	closed blocks of variable annuity, variable universal life insurance and accident and health insurance products;
•	advisory services for the management of investments and other companies;
•	marketing and distribution services for the sale of mutual funds and insurance products not issued by us; and
•	leasing services, primarily with affiliates.

We analyze our segment results based on pre-tax operating income (loss). Accordingly, income taxes are not allocated to the segments. In addition, operating results are reported net of transactions between the segments.

FBL Financial Group, Inc.
Consolidating Statements of Pre-tax Operating Income

Quarter Ended June 30, 2012	Annuity	Life Insurance	Corporate & Other	Consolidated
	(Dollars in thousands)
Operating revenues:
Interest sensitive product charges	$191	$13,292	$10,809	$24,292
Traditional life insurance premiums	—	45,908	—	45,908
Net investment income	47,615	34,841	6,933	89,389
Other income	6	(44)	5,767	5,729
Total operating revenues	47,812	93,997	23,509	165,318

Benefits and expenses:
Interest sensitive product benefits	26,127	17,269	5,875	49,271
Traditional life insurance benefits	—	40,140	—	40,140
Policyholder dividends	—	3,370	—	3,370
Underwriting, acquisition and insurance expenses:
Commission expense, net of deferrals	721	4,413	995	6,129
Amortization of deferred policy acquisition costs	35	5,997	1,891	7,923
Amortization of value of insurance in force acquired	134	1,387	—	1,521
Other underwriting expenses	4,994	12,311	1,794	19,099
Total underwriting, acquisition and insurance expenses	5,884	24,108	4,680	34,672
Interest expense	—	—	1,983	1,983
Other expenses	—	—	6,683	6,683
Total benefits and expenses	32,011	84,887	19,221	136,119
	15,801	9,110	4,288	29,199
Net loss attributable to noncontrolling interest	—	—	98	98
Equity income (loss), before tax	—	—	(1,143)	(1,143)
Pre-tax operating income	$15,801	$9,110	$3,243	$28,154

FBL Financial Group, Inc.
Consolidating Statements of Pre-tax Operating Income (Continued)

Quarter Ended June 30, 2011	Annuity	Life Insurance	Corporate & Other	Consolidated
	(Dollars in thousands)
Operating revenues:
Interest sensitive product charges	$154	$12,103	$11,796	$24,053
Traditional life insurance premiums	—	44,139	—	44,139
Net investment income	46,506	33,842	6,337	86,685
Other income	1	60	3,919	3,980
Total operating revenues	46,661	90,144	22,052	158,857

Benefits and expenses:
Interest sensitive product benefits	25,200	15,706	7,355	48,261
Traditional life insurance benefits	—	37,717	—	37,717
Policyholder dividends	—	4,356	—	4,356
Underwriting, acquisition and insurance expenses:
Commission expense, net of deferrals	892	4,540	1,164	6,596
Amortization of deferred acquisition costs	2,365	3,609	2,007	7,981
Amortization of value of insurance in force acquired	317	(6,489)	—	(6,172)
Other underwriting expenses	2,863	11,383	4,481	18,727
Total underwriting, acquisition and insurance expenses	6,437	13,043	7,652	27,132
Interest expense	—	—	2,153	2,153
Other expenses	—	—	6,001	6,001
Total benefits and expenses	31,637	70,822	23,161	125,620
	15,024	19,322	(1,109)	33,237
Net loss attributable to noncontrolling interest	—	—	18	18
Equity income, before tax	—	—	88	88
Pre-tax operating income	$15,024	$19,322	$(1,003)	$33,343

FBL Financial Group, Inc.
Statements of Pre-tax Operating Income
Annuity Segment

	Q2 2011	Q3 2011	Q4 2011	Q1 2012	Q2 2012
Pre-tax Operating Income		(Dollars in thousands)

Operating revenues:
Interest sensitive product charges	$154	$182	$167	$206	$191
Net investment income	46,506	45,635	46,373	45,978	47,615
Other income	1	—	1	3	6
Total operating revenues	46,661	45,817	46,541	46,187	47,812

Benefits and expenses:
Interest sensitive product benefits	25,200	25,336	25,234	25,535	26,127
Underwriting, acquisition and insurance expenses:
Commission expense, net of deferrals	892	740	724	718	721
Amortization of deferred acquisition costs	2,365	2,004	2,743	2,293	35
Amortization of value of insurance in force acquired	317	440	(363)	33	134
Other underwriting expenses	2,863	2,768	2,869	4,873	4,994
Total underwriting, acquisition and insurance expenses	6,437	5,952	5,973	7,917	5,884
Total benefits and expenses	31,637	31,288	31,207	33,452	32,011
Pre-tax operating income	$15,024	$14,529	$15,334	$12,735	$15,801

Selected balance sheet data, securities at cost:
Assets:
Investments	$3,248,310	$3,297,875	$3,298,442	$3,405,435	$3,514,096
Deferred acquisition costs	76,154	77,416	78,102	80,766	84,712
Value of insurance in force acquired	11,952	11,496	11,852	11,819	11,678

Liabilities and equity:
Liabilities:
Interest sensitive product reserves	$2,748,421	$2,784,995	$2,812,666	$2,906,991	$3,029,007
Other insurance reserves	374,781	376,592	378,319	379,977	383,547
Allocated equity, excluding AOCI	249,218	252,082	254,602	256,383	266,180

Other data:
Number of direct contracts	53,881	53,839	53,894	54,091	54,142

Portfolio yield net of assumed defaults	5.75%	5.72%	5.65%	5.55%	5.40%
Credited rate	3.42	3.32	3.32	3.32	3.14
Spread on fixed annuities at end of quarter (1)	2.33%	2.40%	2.33%	2.23%	2.26%

Interest sensitive reserve activity:
Individual deferred annuity reserve:
Balance, beginning of period	$2,043,957	$2,102,447	$2,143,378	$2,182,809	$2,252,575
Deposits	99,347	68,463	65,867	107,172	85,259
Withdrawals, surrenders and death benefits	(37,930)	(28,773)	(29,344)	(33,066)	(36,745)
Net flows	61,417	39,690	36,523	74,106	48,514

Policyholder interest	17,104	17,367	17,403	17,729	17,971
Annuitizations and other	(20,031)	(16,126)	(14,495)	(22,069)	(16,496)
Balance, end of period	2,102,447	2,143,378	2,182,809	2,252,575	2,302,564
Other interest sensitive reserves	645,974	641,617	629,857	654,416	726,443
Total interest sensitive product reserves	$2,748,421	$2,784,995	$2,812,666	$2,906,991	$3,029,007

(1)	Point-in-time spread at the balance sheet date used by management for decision making, which differs from the spread earned during the reporting period disclosed in the Form 10Q or 10K.

FBL Financial Group, Inc.
Statements of Pre-tax Operating Income
Life Insurance Segment

	Q2 2011	Q3 2011	Q4 2011	Q1 2012	Q2 2012
Pre-tax Operating Income		(Dollars in thousands)

Operating revenues:
Interest sensitive product charges	$12,103	$12,474	$12,624	$13,189	$13,292
Traditional life insurance premiums	44,139	40,342	42,651	43,123	45,908
Net investment income	33,842	33,979	33,402	33,846	34,841
Other income	60	124	11	(53)	(44)
Total operating revenues	90,144	86,919	88,688	90,105	93,997

Benefits and expenses:
Interest sensitive product benefits:
Interest credited	7,682	7,211	7,213	7,141	7,209
Death benefits	8,024	9,320	7,814	8,244	10,060
Total interest sensitive product benefits	15,706	16,531	15,027	15,385	17,269
Traditional life insurance benefits:
Death benefits	16,023	16,531	19,212	18,406	15,033
Surrender and other benefits	9,123	8,543	7,978	8,657	8,160
Increase in traditional life future policy benefits	12,571	10,524	11,863	12,256	16,947
Total traditional life insurance benefits	37,717	35,598	39,053	39,319	40,140
Policyholder dividends	4,356	4,109	4,265	4,244	3,370
Underwriting, acquisition and insurance expenses:
Commission expense, net of deferrals	4,540	3,442	4,155	4,019	4,413
Amortization of deferred acquisition costs	3,609	4,877	4,023	5,246	5,997
Amortization of value of insurance in force acquired	(6,489)	965	66	654	1,387
Other underwriting expenses	11,383	10,863	12,026	11,875	12,311
Total underwriting, acquisition and insurance expenses	13,043	20,147	20,270	21,794	24,108
Total benefits and expenses	70,822	76,385	78,615	80,742	84,887
Pre-tax operating income	$19,322	$10,534	$10,073	$9,363	$9,110

Selected balance sheet data, securities at cost:
Assets:
Investments	$2,208,177	$2,212,936	$2,224,280	$2,215,738	$2,258,183
Deferred acquisition costs	181,208	182,384	187,113	190,953	193,091
Value of insurance in force acquired	27,241	26,275	26,210	25,597	24,167

Liabilities and equity:
Liabilities:
Interest sensitive reserves	$636,791	$642,362	$647,711	$652,427	$658,735
Other insurance reserves	1,516,521	1,533,024	1,549,886	1,566,750	1,584,627
Allocated equity, excluding AOCI	273,434	280,450	286,067	277,192	281,372

FBL Financial Group, Inc.
Statements of Pre-tax Operating Income
Life Insurance Segment (Continued)

	Q2 2011	Q3 2011	Q4 2011	Q1 2012	Q2 2012
		(Dollars in thousands)
Other data:
Number of direct policies - traditional life	350,219	350,372	352,274	352,336	353,596
Number of direct policies - universal life	57,498	57,520	58,115	58,618	58,883
Direct face amounts - traditional life	$37,090,827	$37,586,036	$38,235,322	$38,552,018	$39,252,561
Direct face amounts - universal life	$5,387,097	$5,392,760	$5,481,755	$5,538,683	$5,619,904

Portfolio yield net of assumed defaults	6.08%	6.06%	5.97%	5.93%	5.89%
Credited rate	4.29	4.30	4.26	4.16	4.17
Spread on universal life at end of quarter (1)	1.79%	1.76%	1.71%	1.77%	1.72%

Interest sensitive reserve activity:
Balance, beginning of period	$632,454	$636,791	$642,362	$647,711	$652,427
Deposits	16,677	15,745	16,492	17,363	18,976
Withdrawals and surrenders	(5,683)	(5,651)	(4,634)	(6,531)	(6,175)
Net flows	10,994	10,094	11,858	10,832	12,801

Policyholder interest	6,482	6,450	6,469	6,370	6,552
Policy charges	(12,660)	(12,840)	(13,187)	(12,898)	(14,325)
Benefits and other	(479)	1,867	209	412	1,280
Balance, end of period	$636,791	$642,362	$647,711	$652,427	$658,735

(1)	Point-in-time spread at the balance sheet date used by management for decision making, which differs from the spread earned during the reporting period disclosed in the Form 10Q or 10K.

FBL Financial Group, Inc.
Statements of Pre-tax Operating Income (Loss)
Corporate and Other

	Q2 2011	Q3 2011	Q4 2011	Q1 2012	Q2 2012
Pre-tax Operating Income (Loss)		(Dollars in thousands)

Operating revenues:
Interest sensitive product charges	$11,796	$12,136	$11,345	$11,744	$10,809
Net investment income	6,337	6,373	6,710	6,588	6,933
Other income	3,919	4,732	3,854	5,055	5,767
Total operating revenues	22,052	23,241	21,909	23,387	23,509

Benefits and expenses:
Interest sensitive product benefits	7,355	7,502	7,504	8,159	5,875
Underwriting, acquisition and insurance expenses:
Commission expense, net of deferrals	1,164	968	965	962	995
Amortization of deferred acquisition costs	2,007	4,572	349	(53)	1,891
Other underwriting expenses	4,481	4,254	4,743	1,399	1,794
Total underwriting, acquisition and insurance expenses	7,652	9,794	6,057	2,308	4,680
Interest expense	2,153	1,983	2,008	1,982	1,983
Other expenses	6,001	4,886	4,884	5,790	6,683
Total benefits and expenses	23,161	24,165	20,453	18,239	19,221
	(1,109)	(924)	1,456	5,148	4,288
Net loss (income) attributable to noncontrolling interest	18	1	(27)	20	98
Equity income (loss), before tax	88	(409)	(409)	111	(1,143)
Pre-tax operating income (loss)	$(1,003)	$(1,332)	$1,020	$5,279	$3,243

Selected balance sheet data, securities at cost:
Assets:
Investments	$469,288	$472,571	$492,182	$514,044	$556,455
Deferred acquisition costs	103,849	100,150	99,916	99,542	98,446
Separate account assets	681,996	574,374	603,903	655,755	617,538

Liabilities and equity:
Liabilities:
Interest sensitive reserves	$262,501	$277,215	$284,480	$290,802	$298,800
Other insurance reserves	96,617	94,716	93,826	99,256	95,102
Separate account liabilities	681,996	574,374	603,903	655,755	617,538
Allocated equity, excluding AOCI	532,684	549,722	480,800	395,259	375,130

Rollforward of separate account balances:
Beginning separate account balance	$695,777	$681,996	$574,374	$603,903	$655,755
Net premiums	8,616	(3,178)	2,881	5,061	7,102
Net investment income (loss)	2,014	(84,033)	44,758	65,617	(25,590)
Charges, benefits and surrenders	(24,411)	(20,411)	(18,110)	(18,826)	(19,729)
Ending separate account balance	$681,996	$574,374	$603,903	$655,755	$617,538

Other data:
Number of direct contracts - variable annuity	17,805	17,442	14,915	14,627	14,355
Number of direct policies - variable universal life	53,897	53,119	49,198	48,794	48,086
Direct face amounts - variable universal life	$6,762,676	$6,661,581	$6,061,761	$6,065,488	$5,970,850

FBL Financial Group, Inc.
Deferred Acquisition Costs by Segment

	Q2 2011	Q3 2011	Q4 2011	Q1 2012	Q2 2012
		(Dollars in thousands)
Annuity
Balance - beginning of period	$74,565	$76,154	$77,416	$78,102	$80,766
Capitalization:
Commissions	3,839	2,889	3,039	4,537	3,708
Expenses	327	266	373	426	358
Total capitalization	4,166	3,155	3,412	4,963	4,066
Amortization - operating basis, before impact of unlocking	(2,365)	(2,410)	(2,743)	(2,293)	(2,122)
Amortization - unlocking, operating basis	—	406	—	—	2,087
Amortization - realized gains/losses on investments and unrealized gains/losses on derivatives	(212)	111	17	(6)	(85)
Balance - end of period	$76,154	$77,416	$78,102	$80,766	$84,712

Life Insurance
Balance - beginning of period	$177,597	$181,208	$182,384	$187,113	$190,953
Capitalization:
Commissions	4,538	3,950	5,445	5,924	5,189
Expenses	2,373	2,015	2,791	2,507	2,666
Deferral of sales inducements	247	105	587	578	469
Total capitalization	7,158	6,070	8,823	9,009	8,324
Amortization - operating basis, before impact of unlocking	(3,790)	(3,155)	(4,094)	(5,340)	(3,571)
Amortization - unlocking, operating basis	—	(1,763)	—	—	(2,458)
Amortization - realized gains/losses on investments and unrealized gains/losses on derivatives	243	24	—	171	(157)
Balance - end of period	$181,208	$182,384	$187,113	$190,953	$193,091

Corporate and Other
Balance - beginning of period	$105,364	$103,849	$100,150	$99,916	$99,542
Capitalization:
Commissions	612	373	240	315	355
Deferral of sales inducements	4	2	15	12	5
Total capitalization	616	375	255	327	360
Amortization - operating basis, before impact of unlocking	(1,182)	(5,406)	(366)	8	(3,590)
Amortization - unlocking, operating basis	(850)	819	—	—	1,741
Amortization - realized gains/losses on investments and unrealized gains/losses on derivatives	(99)	513	(123)	(709)	393
Balance - end of period	$103,849	$100,150	$99,916	$99,542	$98,446

FBL Financial Group, Inc.
Deferred Acquisition Costs by Segment (Continued)

	Q2 2011	Q3 2011	Q4 2011	Q1 2012	Q2 2012
		(Dollars in thousands)
Total
Balance - beginning of period	$357,526	$361,211	$359,950	$365,131	$371,261
Capitalization:
Commissions	8,989	7,212	8,724	10,776	9,252
Expenses	2,700	2,281	3,164	2,933	3,024
Deferral of sales inducements	251	107	602	590	474
Total capitalization	11,940	9,600	12,490	14,299	12,750
Amortization - operating basis, before impact of unlocking	(7,337)	(10,971)	(7,203)	(7,625)	(9,283)
Amortization - unlocking, operating basis	(850)	(538)	—	—	1,370
Amortization - realized gains/losses on investments and unrealized gains/losses on derivatives	(68)	648	(106)	(544)	151
Balance - end of period	361,211	359,950	365,131	371,261	376,249
Impact of realized/unrealized gains/losses in AOCI	(54,698)	(107,099)	(104,875)	(122,510)	(150,069)
Deferred acquisition costs	$306,513	$252,851	$260,256	$248,751	$226,180

FBL Financial Group, Inc.
Collected Premiums

	Q2 2011	Q3 2011	Q4 2011	Q1 2012	Q2 2012
		(Dollars in thousands)
Annuity
Individual:
First year	$64,225	$39,907	$38,866	$57,802	$44,832
Renewal	36,515	29,742	27,362	49,716	41,193
Total individual	100,740	69,649	66,228	107,518	86,025
Group	4,045	5,586	3,434	2,298	1,277
Total Annuity	104,785	75,235	69,662	109,816	87,302

Life Insurance
Direct:
Universal life:
First year	4,015	4,526	3,636	4,014	4,391
Renewal	12,417	10,992	12,155	13,109	12,862
Total universal life	16,432	15,518	15,791	17,123	17,253
Participating whole life:
First year	3,300	2,461	2,863	3,061	2,878
Renewal	25,480	22,857	23,800	24,520	25,393
Total participating whole life	28,780	25,318	26,663	27,581	28,271
Term life and other:
First year	2,970	2,694	2,892	2,976	2,881
Renewal	17,093	17,176	17,795	18,075	18,429
Total term life and other	20,063	19,870	20,687	21,051	21,310
Total direct life insurance	65,275	60,706	63,141	65,755	66,834
Reinsurance	(5,095)	(4,901)	(4,996)	(5,406)	(4,627)
Total Life Insurance	60,180	55,805	58,145	60,349	62,207

Corporate and Other
Variable, net of reinsurance	20,446	19,451	16,147	19,974	22,134
Accident and health, net of reinsurance	34	39	261	58	39
Total Corporate and Other	20,480	19,490	16,408	20,032	22,173

Collected premiums from continuing operations	185,445	150,530	144,215	190,197	171,682

Collected premiums from discontinued operations	190,628	142,429	149,292	—	—

Total collected premiums	$376,073	$292,959	$293,507	$190,197	$171,682

FBL Financial Group, Inc.
Parent Company Liquidity

	January - June 2012	July - December 2012
	Actual	Projected (5)	Total
	(Dollars in thousands)
Total cash and invested assets, beginning of period	$239,440	$83,235	$239,440
Sources:
Investment income	189	400	589
Management fees from subsidiaries and affiliates	2,490	2,400	4,890
Total sources	2,679	2,800	5,479

Uses:
Repurchase of common stock (1)	(134,373)	—	(134,373)
Net cost from EquiTrust Life sale (2)	(9,315)	—	(9,315)
Interest expense	(7,433)	(4,000)	(11,433)
Stockholders' dividends (3)	(5,826)	(5,400)	(11,226)
Contributions to subsidiaries	(2,000)	—	(2,000)
General expenses	(7,159)	(4,200)	(11,359)
Total uses	(166,106)	(13,600)	(179,706)

Other, net (4)	7,222	5,200	12,422
Total cash and invested assets, end of period	$83,235	$77,635	$77,635

(1)
Class A common shares repurchased totaled 905,542 in the second quarter of 2012 and 3,197,054 in the first quarter of 2012. As of June 30, 2012, $49.9 million remains from the $200.0 million stock repurchase authorization granted by the FBL Board of Directors in the fourth quarter of 2011.

(2)	Net cost represents settlement of the final purchase price from the estimated cash transferred at December 30, 2011 due to post-closing adjustments based on a final statutory net worth reconciliation.

(3)
The projected dividends are based on the current quarterly rates of $0.0075 per Series B redeemable preferred share and $0.10 per common share. The common stock dividend rate is subject to change and must be approved quarterly by the Board of Directors.

(4)
Other fluctuates from period to period are primarily due to the issuance of shares of company stock, primarily from option exercises, and the timing of settlements of amounts due to/from affiliates and external parties.

(5)
Based on best estimates at June 30, 2012; actual results may differ materially. Projected sources and uses for the remainder of 2012 exclude the impact of additional stock repurchases or long-term investment of the EquiTrust Life sale proceeds.

FBL Financial Group, Inc.
Other Information

	June 30,	September 30,	December 31,	March 31,	June 30,
	2011	2011	2011	2012	2012
		(Dollars in thousands, except per share data)

Capitalization:
Senior notes with affiliates, due 2015	$99,927	$99,932	$49,968	$49,971	$49,973
Senior notes, due 2014	75,171	75,156	75,142	—	—
Senior notes, due 2017	99,041	99,079	99,116	—	—
Trust preferred securities, due 2047	97,000	97,000	97,000	97,000	97,000
Total debt	371,139	371,167	321,226	146,971	146,973

Preferred stock	3,000	3,000	3,000	3,000	3,000
Common stockholders' equity, excluding AOCI	1,055,336	1,082,254	1,021,469	928,834	922,682
Total capitalization, excluding AOCI	1,429,475	1,456,421	1,345,695	1,078,805	1,072,655

Accumulated other comprehensive income	120,041	230,174	177,845	180,839	233,110
Total capitalization, including AOCI	$1,549,516	$1,686,595	$1,523,540	$1,259,644	$1,305,765

Common shares outstanding	31,206,396	31,237,734	30,650,634	27,695,759	26,752,871

Book Value per Share:
Excluding AOCI	$33.82	$34.65	$33.33	$33.54	$34.49
Including AOCI	37.66	42.01	39.13	40.07	43.20

Debt-to-Capital Ratio:
Excluding AOCI	26.0%	25.5%	23.9%	13.6%	13.7%
Including AOCI	24.0	22.0	21.1	11.7	11.3

Debt-to-Capital Ratio with 100% Credit for Trust Preferred Securities:
Excluding AOCI	19.2%	18.8%	16.7%	4.6%	4.7%
Including AOCI	17.7	16.3	14.7	4.0	3.8

Class A Common Ownership:
Iowa Farm Bureau Federation	51.3%	51.3%	52.2%	55.7%	57.7%
Other Farm Bureau entities	7.3	7.3	7.5	5.8	5.3
Public	41.4	41.4	40.3	38.5	37.0
	100.0%	100.0%	100.0%	100.0%	100.0%

FBL Financial Group, Inc.
Other Information (Continued)

	June 30,	September 30,	December 31,	March 31,	June 30,
	2011	2011	2011	2012	2012

Quality of Fixed Maturity Securities: (1)
AAA, AA, A	63.3%	64.6%	64.2%	64.0%	64.2%
BBB	30.4	29.6	30.8	31.2	31.1
BB	3.9	3.7	2.7	2.5	2.7
<BB	2.4	2.1	2.3	2.3	2.0

Investment by Type: (1)
Fixed maturity securities	60.6%	61.1%	63.1%	63.1%	63.1%
Residential mortgage-backed	15.4	14.9	10.6	10.7	10.4
Commercial mortgage-backed	8.1	8.4	7.7	7.5	7.5
Other asset-backed	4.1	4.1	5.7	6.5	6.9
Mortgage loans	9.1	8.9	8.6	8.1	8.0
Equity securities	0.6	0.6	0.9	0.8	1.0
Other	2.1	2.0	3.4	3.3	3.1

Agent Strength Totals:
8-state Farm Bureau Property & Casualty channel	1,190	1,258	1,225	1,226	1,193
6 life-only states	707	713	712	709	689
Total	1,897	1,971	1,937	1,935	1,882

(1) Periods prior to December 31, 2011 have not been restated for impact of the EquiTrust Life sale.